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                                                                 EXHIBIT 10.1

                CERTIFICATE OF AMENDMENT TO CERTIFICATE OF TRUST
                                       OF
                   ZENITH NATIONAL INSURANCE CAPITAL TRUST I



          On June 30, 1998, a Certificate of Trust (the "Certificate of Trust"), forming Zenith National Insurance Capital Trust I (the "Trust") as a business trust under the Delaware Business Trust Act (12 Del. C. section 3801 ET. SEQ.), was filed with the Secretary of State, State of Delaware.

          This Certificate of Amendment constitutes notice of a change in the Regular Trustees of the Trust, namely, that effective March 1, 2000, Fredricka Taubitz ceased being a Regular Trustee and William J. Owen was appointed to replace her. In all other respects, the Certificate of Trust remains unchanged and is expressly reaffirmed.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment as of March 1, 2000.

WILMINGTON TRUST COMPANY,                 NORWEST BANK MINNESOTA,
     not in its individual capacity         NATIONAL ASSOCIATION
     but solely as Delaware Trustee            not in its individual capacity
                                               but solely as Property Trustee

By: /s/ ROSEMARY PANTANO                  By: /s/ JANE Y. SCHWEIGER
   ------------------------------------      ----------------------------------
     Name: Rosemary Pantano                    Name: Jane Y. Schweiger
          -----------------------------             ---------------------------
     Title: Financial Services Officer         Title: Corporate Trust Officer
          -----------------------------             ---------------------------

   /s/ STANLEY R. ZAX                        /s/ WILLIAM J. OWEN
   ------------------------------------      ----------------------------------
   STANLEY R. ZAX                            WILLIAM J. OWEN
     not in his individual capacity            not in his individual capacity
     but solely as Regular Trustee             but solely as Regular Trustee

   /s/ FREDRICKA TAUBITZ
   ------------------------------------
   FREDRICKA TAUBITZ
     not in her individual capacity
     but solely as withdrawing Regular
     Trustee